UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-06502

Name of Fund:  MuniYield Florida Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Florida Fund, 800 Scudders Mill Road, Plainsboro,
     NJ, 08536.  Mailing address:  P.O. Box 9011, Princeton,
     NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Florida Fund


Annual Report
October 31, 2004



MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniYield Florida Fund
Box 9011
Princeton, NJ 08543-9011



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MuniYield Florida Fund



The Benefits and Risks of Leveraging


MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred
Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 9.96%, before the deduction of Preferred Shares.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided a positive total return for the fiscal year, outperforming its comparable Lipper category average against a backdrop of volatile interest rates.


Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term U.S. Treasury bond yields generally moved lower - despite an increase in short-term interest rates by the Federal Reserve Board (the Fed). On October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points (.34%) from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

More than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, a decline of approximately 6% compared to the previous year. The declining supply amid favorable demand allowed tax-exempt bond prices to perform in line with the taxable market.


Describe conditions in the State of Florida.

The state maintained solid credit ratings of Aa2 from Moody's, AA+ from Standard & Poor's and AA from Fitch - all with a stable outlook. This was based on an improving and diverse economy, solid finances, moderate debt and a proactive government that responds to economic downturns more quickly than other states.

Florida's attractive physical environment and favorable business climate have served to bolster population growth. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover quickly from sub-par economic trends.

Currently, the state's revenues are moderately higher than projected and expenditures remain under control due to strong fiscal oversight. The fiscal year 2005 budget was pressured by only modest revenue increases, but was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state.
To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives. Florida continues to maintain sound and solid fund balances with consistent General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $1.3 billion.

Florida faced a brutal hurricane season this past year, with several parts of the state ravaged by storms. The state and its municipalities continue to evaluate the damage to determine how it could affect their upcoming budgets.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Shares of MuniYield Florida Fund had net annualized yields of 6.05% and 6.47%, based on a year-end per share net asset value of $15.27 and a per share market price of $14.28, respectively, and $.924 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +8.99%, based on a change in per share net asset value from $14.97 to $15.27, and assuming reinvestment of ordinary income dividends.

The Fund's return, based on net asset value, exceeded the +8.17% average return of its comparable Lipper category of Florida Municipal Debt Funds for the 12-month period ended October 31, 2004. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida [double tax-exempt] or a city in Florida [triple tax-exempt]). The Fund's uninsured credits performed particularly well during the period, especially our investments in the hospital sector. Also contributing to performance was our coupon strategy. Essentially, the Fund maintained a higher average coupon than the overall Florida municipal market, which ultimately contributed to returns. Offsetting these positive factors was the Fund's defensive market stance, which included a relatively short portfolio duration. The goal was to limit volatility and preserve net asset value in what we expected to be a rising interest rate environment. However, long-term bond yields actually declined over the past 12 months, even as the Fed began tightening short-term interest rates.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Shares was +7.26%, based on a change in per share net asset value from $14.73 to $15.27, and assuming reinvestment of ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

Portfolio activity was fairly subdued over the past 12 months. We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. In general, we sought to sell bonds in the 10-year to 15-year maturity range, as this proved to be the most volatile part of the yield curve. With the proceeds from the sales, we looked to purchase premium-coupon bonds in the 20-year to 30-year maturity range. Efforts to restructure the portfolio have been somewhat limited by a decline in the issuance of Florida municipal debt. Year-to-date as of October 31, new issuance was down nearly 40% compared to the same period a year ago. We would expect supply to increase to some extent as municipalities survey storm damage and issue debt to fund their rebuilding and restoration efforts.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Shares (AMPS) had an average yield of 1.15% for Series A and 1.16% for Series B. The attractive funding levels, in combination with a steep tax-exempt yield curve, continued to generate a significant income benefit to the holders of Common Shares. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.50% of total net assets. (For a complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

We maintained a slightly defensive market posture at the close of the period in recognition of improving economic conditions. With the Fed expected to continue its monetary tightening policy, long-term market rates should eventually begin to follow short-term rates higher. (In fact, the Fed increased its target interest rate another 25 basis points shortly after the close of the reporting period, on November 10.) Our defensive stance should ready the Fund for relative strong performance under these circumstances.

In the meantime, we expect continued municipal market volatility in the months ahead. As long as the municipal yield curve remains steep, we will look to sell the intermediate part of the curve and use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.


Robert D. Sneeden
Vice President and Portfolio Manager


November 11, 2004



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2004 were as follows:


                                               Percent of
                                                 Total
S&P Rating/Moody's Rating                     Investments

AAA/Aaa                                           71.9%
AA/Aa                                              2.0
A/A                                               10.0
BBB/Baa                                           11.3
NR (Not Rated)                                     2.3
Other*                                             2.5

* Includes portfolio holdings in short-term securities.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Schedule of Investments                                                                                      (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                       Value
Florida--121.1%

           NR*        Aaa      $  2,100    Alachua County, Florida, School Board, COP, 5.25% due 7/01/2029 (a)   $    2,234

           AA         NR*         2,000    Beacon Tradeport Community Development District, Florida, Special
                                           Assessment Revenue Refunding Bonds (Commercial Project), Series A,
                                           5.625% due 5/01/2032 (g)                                                   2,153

           AAA        Aaa         7,650    Brevard County, Florida, IDR (NUI Corporation Project), AMT,
                                           6.40% due 10/01/2024 (a)                                                   7,829

           AAA        Aaa         2,870    Broward County, Florida, Airport System Revenue Bonds, AMT,
                                           Series I, 5.75% due 10/01/2018 (a)                                         3,219

           BBB        Aaa         1,000    Broward County, Florida, Educational Facilities Authority Revenue
                                           Bonds (Nova Southeastern University), Series B, 5.625% due 4/01/2034       1,036

                                           Citrus County, Florida, Hospital Board Revenue Refunding Bonds
                                           (Citrus Memorial Hospital):
           NR*        Baa3        2,460       6.25% due 8/15/2023                                                     2,590
           NR*        Baa3        2,850       6.375% due 8/15/2032                                                    2,978

           BBB        NR*         3,160    Collier County, Florida, IDA, IDR, Refunding (Southern States
                                           Utilities), AMT, 6.50% due 10/01/2025                                      3,300

           NR*        Aaa         2,395    Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                           AMT, 5.40% due 10/01/2021 (d)(i)                                           2,514

           AAA        Aaa         1,960    Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                           AMT, 7% due 4/01/2028 (d)(i)                                               2,012

           NR*        Aaa         7,170    Escambia County, Florida, Health Facilities Authority, Health
                                           Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95%
                                           due 7/01/2020 (a)                                                          7,347

           AAA        Aaa           815    Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                           Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                      831

                                           Florida Municipal Loan Council Revenue Bonds (b):
           AAA        Aaa         1,580       Series A-1, 5.125% due 7/01/2034                                        1,640
           AAA        Aaa         4,250       Series B, 5.375% due 11/01/2030                                         4,532

           AA+        Aa2         1,220    Florida State Board of Education, Capital Outlay, GO, Series A,
                                           6% due 1/01/2014                                                           1,400

           AAA        Aaa         1,000    Florida State Board of Education, Lottery Revenue Bonds, Series A,
                                           6% due 7/01/2014 (c)                                                       1,158

           AAA        Aaa         1,000    Florida State Governmental Utility Authority, Utility Revenue
                                           Bonds (Lehigh Utility System), 5.125% due 10/01/2033 (a)                   1,040

           AA         Aa2         1,075    Gainesville, Florida, Utilities System Revenue Bonds, Series A,
                                           5.25% due 10/01/2022                                                       1,169

           A          A2          5,900    Highlands County, Florida, Health Facilities Authority, Hospital
                                           Revenue Bonds (Adventist Health System), Series A, 6% due 11/15/2031       6,335

           AAA        Aaa         5,000    Hillsborough County, Florida, Court Facilities Revenue Bonds,
                                           5.40% due 5/01/2030 (a)                                                    5,344

                                           Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                           Bonds (National Gypsum), AMT:
           NR*        NR*         2,500       Series A, 7.125% due 4/01/2030                                          2,733
           NR*        NR*         3,750       Series B, 7.125% due 4/01/2030                                          4,099

           A          A3          1,000    Hillsborough County, Florida, IDA, Hospital Revenue Bonds
                                           (H. Lee Moffitt Cancer Center Project), Series C, 5.50% due 7/01/2032      1,020

           NR*        Baa1        1,725    Hillsborough County, Florida, IDA, Hospital Revenue Refunding
                                           Bonds (Tampa General Hospital Project), Series A, 5.25% due 10/01/2024     1,745

           AAA        Aaa         4,000    Hillsborough County, Florida, School District, Sales Tax Revenue
                                           Refunding Bonds, 5.375% due 10/01/2020 (a)                                 4,448


Portfolio Abbreviations


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
S/F        Single-Family



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                       Value
Florida (continued)

           AAA        Aaa      $  8,240    Jacksonville Electric Authority, Florida, Electric System Revenue
                                           Bonds, Series 3-A, 5.375% due 10/01/2032 (l)                          $    8,728

           AAA        Aaa        14,800    Jacksonville Electric Authority, Florida, Water and Sewer System
                                           Revenue Bonds, Series C, 5.25% due 10/01/2037 (b)                         15,399

           AAA        Aaa         1,000    Jacksonville, Florida, Economic Development Commission, Health
                                           Care Facilities Revenue Bonds (Mayo Clinic--Jacksonville), Series A,
                                           5.50% due 11/15/2036 (b)                                                   1,081

           AAA        Aaa         1,500    Jacksonville, Florida, Excise Taxes Revenue Bonds, Series B, 5.125%
                                           due 10/01/2032 (c)                                                         1,554

           AAA        Aaa         2,315    Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding
                                           and Improvement Bonds, 5.25% due 10/01/2032 (c)                            2,441

           AAA        Aaa         3,500    Lakeland, Florida, Hospital System Revenue Bonds (Lakeland Regional
                                           Health System), Series A, 5.50% due 11/15/2026 (b)                         3,771

                                           Lee County, Florida, Capital Revenue Bonds (a):
           AAA        Aaa         2,075       5.25% due 10/01/2023                                                    2,247
           AAA        Aaa         2,180       5.25% due 10/01/2024                                                    2,349

           NR*        Aaa            95    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                           Program), AMT, Series A-1, 7.125% due 3/01/2028 (d)(i)                        96

           AAA        NR*           235    Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                           Program), AMT, Series B, 7.30% due 1/01/2028 (d)(j)                          236

           NR*        Aaa           355    Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                           Sub-Series 2, 7.75% due 5/01/2026 (d)(j)                                     355

           NR*        Aaa           465    Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                           AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                                  465

                                           Martin County, Florida, Health Facilities Authority, Hospital Revenue
                                           Bonds (Martin Memorial Medical Center), Series A:
           BBB+       NR*         1,350       5.75% due 11/15/2022                                                    1,387
           BBB+       NR*         3,535       5.875% due 11/15/2032                                                   3,596

           AAA        Aaa         3,000    Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                           9/01/2025 (a)                                                              3,380

                                           Miami-Dade County, Florida, Aviation Revenue Bonds, AMT,
                                           Series A (c):
           AAA        Aaa         2,080       5% due 10/01/2033 (e)                                                   2,099
           AAA        Aaa         4,300       Miami International Airport, 6% due 10/01/2029                          4,732
           AAA        Aaa         1,520       Miami International Airport, 5% due 10/01/2030                          1,539

           AAA        Aaa         1,750    Miami-Dade County, Florida, Educational Facilities Authority
                                           Revenue Bonds (University of Miami), Series A, 5.75% due 4/01/2029 (a)     1,958

           AAA        Aaa         8,000    Miami-Dade County, Florida, Expressway Authority, Toll System
                                           Revenue Bonds, DRIVERS, Series 160, 6.375% due 7/01/2010 (c)(f)(k)        10,913

           NR*        Aaa           655    Miami-Dade County, Florida, HFA, Home Ownership Mortgage Revenue
                                           Refunding Bonds, AMT, Series A-1, 6.30% due 10/01/2020 (d)(i)                687

           AAA        NR*         3,300    Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                           Revenue Refunding Bonds, DRIVERS, Series 208, 9.191% due
                                           8/15/2017 (a)(k)                                                           4,098

           AAA        Aaa         3,200    Miami-Dade County, Florida, School Board COP, Series A, 5.50%
                                           due 10/01/2009 (e)(f)                                                      3,617

                                           Orange County, Florida, Health Facilities Authority, Hospital
                                           Revenue Bonds:
           A          A2          1,750       (Adventist Health System), 6.25% due 11/15/2024                         1,939
           A          A2          5,140       (Orlando Regional Healthcare), 6% due 12/01/2028                        5,532

           NR*        Aaa        10,500    Orange County, Florida, School Board, COP, Series A, 5.25% due
                                           8/01/2023 (b)                                                             11,351

           AAA        Aaa         8,615    Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                           5.50% due 10/01/2032 (a)                                                   9,314

                                           Orlando and Orange County, Florida, Expressway Authority Revenue
                                           Bonds, Series B (a):
           AAA        Aaa         1,000       5% due 7/01/2030                                                        1,030
           AAA        Aaa         7,335       5% due 7/01/2035                                                        7,542



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                       Value
Florida (concluded)

           AA         Aa1      $  1,000    Orlando, Florida, Utilities Commission, Water and Electric Revenue
                                           Refunding Bonds, Series C, 5.25% due 10/01/2023                       $    1,083

           NR*        Aaa         1,955    Osceola County, Florida, School Board, COP, Series A, 5.25% due
                                           6/01/2027 (a)                                                              2,080

           AAA        Aaa         1,760    Osceola County, Florida, Tourist Development Tax Revenue Bonds,
                                           Series A, 5.50% due 10/01/2027 (c)                                         1,909

           AAA        Aaa         3,390    Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                           Bonds, 7.20% due 6/01/2015 (c)                                             4,438

           NR*        Aaa           190    Palm Beach County, Florida, HFA, S/F Mortgage Revenue Refunding
                                           Bonds, AMT, Series A, 6.80% due 10/01/2027 (d)(i)                            194

           AAA        Aaa         1,260    Palm Beach County, Florida, Public Improvement Revenue Bonds
                                           (Convention Center Project), 5.625% due 11/01/2011 (c)(f)                  1,460

           AAA        Aaa         6,000    Palm Beach County, Florida, School Board COP, Series A, 6.25%
                                           due 8/01/2010 (c)(f)                                                       7,115

                                           Pinellas County, Florida, HFA, S/F Housing Revenue Refunding Bonds
                                           (Multi-County Program), AMT, Series A-1 (d)(i):
           NR*        Aaa           720       6.30% due 9/01/2020                                                       727
           NR*        Aaa         1,105       6.35% due 9/01/2025                                                     1,116

           NR*        A1          3,000    Pinellas County, Florida, Health Facilities Authority Revenue
                                           Bonds (BayCare Health System Inc.), 5.75% due 11/15/2029                   3,185

           AAA        Aaa         4,385    Polk County, Florida, School Board COP, Master Lease, Series A,
                                           5.50% due 1/01/2025 (e)                                                    4,808

           AAA        Aaa         1,200    Port Everglades Authority, Florida, Port Revenue Bonds, 7.125%
                                           due 11/01/2016 (h)                                                         1,507

           NR*        Aaa         1,215    Port St. Lucie, Florida, Utility Revenue Bonds, 5.25% due
                                           9/01/2025 (b)                                                              1,313

                                           Saint Johns County, Florida, Sales Tax Revenue Bonds, GO (a):
           AAA        Aaa         1,200       Series A, 5.25% due 10/01/2034                                          1,273
           AAA        Aaa         1,015       Series B, 5.25% due 10/01/2032                                          1,077

           AAA        NR*         4,250    South Broward, Florida, Hospital District Revenue Bonds, DRIVERS,
                                           Series 337, 9.143% due 5/01/2032 (b)(k)                                    4,997

                                           South Lake County, Florida, Hospital District Revenue Bonds (South
                                           Lake Hospital Inc.):
           A          A2          1,000       5.80% due 10/01/2034                                                    1,029
           NR*        Baa3        1,150       6.375% due 10/01/2034                                                   1,179

           AAA        Aaa         5,000    Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75% due
                                           10/01/2011 (c)(f)                                                          5,830

           AAA        Aaa         2,035    University of Central Florida (UCF) Athletics Association Inc.,
                                           COP, Series A, 5.25% due 10/01/2034 (c)                                    2,159

                                           Village Center Community Development District, Florida, Recreational
                                           Revenue Bonds, Series A (b):
           AAA        Aaa         1,995       5.375% due 11/01/2034                                                   2,145
           AAA        Aaa         1,000       5.125% due 11/01/2036                                                   1,041

           AAA        Aaa         5,040    Village Center Community Development District, Florida, Utility
                                           Revenue Bonds, 5.125% due 10/01/2028 (b)                                   5,270

           AAA        Aaa         5,000    Volusia County, Florida, School Board, COP (Master Lease Program),
                                           5.50% due 8/01/2024 (e)                                                    5,524


Nevada--1.5%

           AAA        Aaa         3,050    Clark County, Nevada, IDR (Southwest Gas Corporation Project),
                                           Refunding, AMT, Series B, 5% due 12/01/2033 (c)                            3,069


New Jersey--3.3%

                                           New Jersey EDA, Cigarette Tax Revenue Bonds:
           BBB        Baa2        3,500       5.50% due 6/15/2024                                                     3,579
           BBB        Baa2          505       5.75% due 6/15/2029                                                       508
           BBB        Baa2        1,735       5.50% due 6/15/2031                                                     1,779

           BBB        Baa3        1,000    Tobacco Settlement Financing Corporation of New Jersey Revenue
                                           Bonds, 7% due 6/01/2041                                                      999


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                       Value
Puerto Rico--15.2%

                                           Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                           Revenue Refunding Bonds:
           BBB        Baa3     $  1,420       5.375% due 5/15/2033                                               $    1,248
           BBB        Baa3        3,150       5.50% due 5/15/2039                                                     2,878

           AAA        NR*         7,500    Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
                                           8.972% due 7/01/2017 (k)(l)                                               10,128

           A          Baa1        8,000    Puerto Rico Commonwealth, Highway and Transportation Authority,
                                           Transportation Revenue Refunding Bonds, Series D, 5.75% due 7/01/2041      8,855

           A-         Baa1        2,000    Puerto Rico Public Buildings Authority, Government Facilities Revenue
                                           Refunding Bonds, Series I, 5% due 7/01/2036                                2,030

                                           Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds, Series E:
           BBB+       Baa2        1,715       5.70% due 2/01/2010 (f)                                                 1,945
           BBB+       Baa2        4,025       5.50% due 8/01/2029                                                     4,264

                                           Total Municipal Bonds (Cost--$272,484)--141.1%                           291,883



                                 Shares
                                   Held    Short-Term Securities

                                  7,630    Merrill Lynch Institutional Tax-Exempt Fund**                              7,630

                                           Total Short-Term Securities (Cost--$7,630)--3.7%                           7,630

           Total Investments (Cost--$280,114+++)--144.8%                                                            299,513
           Other Assets Less Liabilities--1.1%                                                                        2,382
           Preferred Shares, at Redemption Value--(45.9%)                                                          (95,000)
                                                                                                                 ----------
           Net Assets Applicable to Common Shares--100.0%                                                        $  206,895
                                                                                                                 ==========

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) GNMA Collateralized.

(e) FSA Insured.

(f) Prerefunded.

(g) Radian Insured.

(h) Escrowed to maturity.

(i) FNMA Collateralized.

(j) FHLMC Collateralized.

(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

(l) XL Capital Insured.

  * Not Rated.

 ** Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                   (in Thousands)

                                           Net          Dividend
    Affiliate                           Activity        Income

    Merrill Lynch Institutional
       Tax-Exempt Fund                  (5,600)           $71


 ++ Ratings of issues shown are unaudited.


+++ The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                   (in Thousands)

    Aggregate cost                                  $     280,026
                                                    =============
    Gross unrealized appreciation                   $      19,926
    Gross unrealized depreciation                           (439)
                                                    -------------
    Net unrealized appreciation                     $      19,487
                                                    =============


    Forward interest rate swaps outstanding as of October 31, 2004 were as follows:

                                                   (in Thousands)

                                         Notional       Unrealized
                                          Amount      Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.655% interest

    Broker, J.P. Morgan Chase Bank
    Expires November 2014                $23,300          $ (437)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.581% interest

    Broker, J.P. Morgan Chase Bank
    Expires January 2015                 $11,400            (110)
                                                          -------
    Total                                                 $ (547)
                                                          =======

    See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Statement of Net Assets

As of October 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$272,484,353)                 $   291,882,727
           Investments in affiliated securities, at value (identified cost--$7,629,793)                           7,629,793
           Cash                                                                                                      44,654
           Receivables:
               Interest                                                                   $     3,975,318
               Securities sold                                                                  2,148,794
               Dividends from affiliates                                                              315         6,124,427
                                                                                          ---------------
           Prepaid expenses                                                                                           6,681
                                                                                                            ---------------
           Total assets                                                                                         305,688,282
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                   547,264
           Payables:
               Securities purchased                                                             2,993,727
               Investment adviser                                                                 141,871
               Dividends to Common Shareholders                                                    58,137
               Other affiliates                                                                     2,075         3,195,810
                                                                                          ---------------
           Accrued expenses                                                                                          50,223
                                                                                                            ---------------
           Total liabilities                                                                                      3,793,297
                                                                                                            ---------------

Preferred Shares

           Preferred Shares, at redemption value, par value $.05 per share
           (2,200 Series A Shares and 1,600 Series B Shares of AMPS* authorized,
           issued and outstanding at $25,000 per share liquidation preference)                                   95,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Shares

           Net assets applicable to Common Shares                                                           $   206,894,985
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Shares

           Common Shares, par value $.10 per share (13,551,880 shares issued and
           outstanding)                                                                                     $     1,355,188
           Paid-in capital in excess of par                                                                     194,722,663
           Undistributed investment income--net                                           $     3,329,618
           Accumulated realized capital losses--net                                          (11,363,594)
           Unrealized appreciation--net                                                        18,851,110
                                                                                          ---------------
           Total accumulated earnings--net                                                                       10,817,134
                                                                                                            ---------------
           Total--Equivalent to $15.27 net asset value per Common Share
           (market price--$14.28)                                                                           $   206,894,985
                                                                                                            ===============

               * Auction Market Preferred Shares.

                 See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Statement of Operations

For the Year Ended October 31, 2004
Investment Income

           Interest                                                                                         $    15,566,186
           Dividends from affiliates                                                                                 71,259
                                                                                                            ---------------
           Total income                                                                                          15,637,445
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,486,830
           Commission fees                                                                        240,996
           Accounting services                                                                    110,616
           Transfer agent fees                                                                     55,493
           Professional fees                                                                       53,641
           Printing and shareholder reports                                                        40,811
           Listing fees                                                                            20,800
           Custodian fees                                                                          19,442
           Trustees' fees and expenses                                                             15,943
           Pricing fees                                                                            12,662
           Other                                                                                   43,269
                                                                                          ---------------
           Total expenses before reimbursement                                                  2,100,503
           Reimbursement of expenses                                                             (14,932)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     2,085,571
                                                                                                            ---------------
           Investment income--net                                                                                13,551,874
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                   523,678
               Forward interest rate swaps--net                                               (1,612,174)       (1,088,496)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                 5,228,565
               Forward interest rate swaps--net                                                 (185,269)         5,043,296
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                3,954,800
                                                                                                            ---------------

Dividends to Preferred Shareholders

           Investment income--net                                                                                 (979,988)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    16,526,686
                                                                                                            ===============

           See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Statements of Changes in Net Assets

                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2004              2003
Operations

           Investment income--net                                                         $    13,551,874   $    14,402,506
           Realized gain (loss)--net                                                          (1,088,496)           955,774
           Change in unrealized appreciation/depreciation--net                                  5,043,296       (2,016,147)
           Dividends to Preferred Shareholders                                                  (979,988)         (930,466)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                16,526,686        12,411,667
                                                                                          ---------------   ---------------

Dividends to Common Shareholders

           Investment income--net                                                            (12,521,937)      (12,440,626)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Shareholders        (12,521,937)      (12,440,626)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Shares

           Total increase (decrease) in net assets applicable to Common Shares                  4,004,749          (28,959)
           Beginning of year                                                                  202,890,236       202,919,195
                                                                                          ---------------   ---------------
           End of year*                                                                   $   206,894,985   $   202,890,236
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     3,329,618   $     3,279,762
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    14.97   $    14.97   $    14.81   $    13.78   $    13.27
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               1.00+++      1.06+++         1.03         1.00          .95
           Realized and unrealized gain (loss)--net                 .29        (.07)          .09         1.04          .59
           Dividends and distributions to Preferred
           Shareholders:
               Investment income--net                             (.07)        (.07)        (.09)        (.22)        (.28)
               Realized gain--net                                    --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.22          .92         1.03         1.82         1.26
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Shareholders:
               Investment income--net                             (.92)        (.92)        (.87)        (.79)        (.75)
               Realized gain--net                                    --           --         --++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Shareholders                                           (.92)        (.92)        (.87)        (.79)        (.75)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.27   $    14.97   $    14.97   $    14.81   $    13.78
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $    14.28   $    13.80   $    13.34   $    13.98   $  11.3125
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     8.99%        6.76%        7.80%       14.24%       10.90%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                       10.57%       10.44%        1.77%       31.36%        2.82%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

           Total expenses, net of reimbursement and
           excluding reorganization expenses**                    1.03%        1.04%        1.06%        1.06%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses**                                             1.03%        1.04%        1.06%        1.06%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses**                                       1.03%        1.04%        1.06%        1.06%        1.33%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net**                         6.67%        7.01%        7.00%        6.98%        7.39%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Shareholders           .48%         .45%         .64%        1.53%        2.10%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Shareholders         6.19%        6.56%        6.36%        5.45%        5.29%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Shares**

           Total expenses, net of reimbursement and
           excluding reorganization expenses                       .70%         .71%         .72%         .71%         .74%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses                                                .70%         .71%         .72%         .71%         .74%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                          .70%         .71%         .72%         .71%         .87%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                           4.55%        4.79%        4.74%        4.69%        4.85%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

           Dividends to Preferred Shareholders                    1.03%         .97%        1.34%        3.14%        4.02%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived                       For the Year Ended October 31,
from information provided in the financial statements.          2004         2003         2002         2001          2000
Supplemental Data

           Net assets applicable to Common Shares,
           end of year (in thousands)                        $  206,895   $  202,890   $  202,919   $  200,729   $  186,777
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Shares outstanding, end of year
           (in thousands)                                    $   95,000   $   95,000   $   95,000   $   95,000   $   95,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    36.11%       40.45%       39.54%       86.85%       51.16%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    3,178   $    3,136   $    3,136   $    3,113   $    2,966
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

           Series A--Investment income--net                  $      254   $      247   $      337   $      771   $    1,006
                                                             ==========   ==========   ==========   ==========   ==========
           Series B+++++--Investment income--net             $      263   $      242   $      333   $      801   $      738
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Shareholders.

        ++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

     +++++ Series B was issued on February 7, 2000.

           See Notes to Financial Statements.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. There were no significant reclassifications in the current year. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2004, FAM reimbursed the Fund in the amount of $14,932.

For the year ended October 31, 2004, the Fund reimbursed FAM $5,930 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $108,851,429 and $103,254,859, respectively.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Preferred Shares
Auction Market Preferred Shares are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows: Series A, 1.50% and Series B, 1.15%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2004, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $124,395 as commissions.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.077000 per share on November 29, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:

                                   10/31/2004        10/31/2003

Distributions paid from:
   Tax-exempt income           $   13,501,925    $   13,371,092
                               --------------    --------------
Total distributions            $   13,501,925    $   13,371,092
                               ==============    ==============


As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net             $    3,219,093
Undistributed long-term capital gains--net                   --
                                                 --------------
Total undistributed earnings--net                     3,219,093
Capital loss carryforward                         (10,460,026)*
Unrealized gains--net                              18,058,067**
                                                 --------------
Total accumulated earnings--net                  $   10,817,134
                                                 ==============

 * On October 31, 2004, the Fund had a net capital loss carryforward of $10,460,026, of which $1,948,898 expires in 2007, $7,036,191 expires in 2008 and $1,474,937 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of MuniYield Florida Fund:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Florida Fund as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Florida Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 14, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Florida Fund during the taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Shares otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the
"Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Shares of the Fund. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent of Common Shares. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued Common Shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Officers and Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Trustee                Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region) of
Age: 64                                       MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
  President, Mr. Glenn serves at the pleasure of the Board of Trustees.



Independent Trustees*


James H. Bodurtha      Trustee      1995 to   Director, The China Business Group, Inc.      38 Funds       None
P.O. Box 9095                       present   since 1996 and Executive Vice President       55 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                 Board, Berkshire Holding Corporation since
Age: 60                                       1980; Partner, Squire, Sanders & Dempsey
                                              from 1980 to 1993.


Joe Grills             Trustee      2002 to   Member of the Committee of Investment of      38 Funds       Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    55 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 69                                       since 1988 and its Chairman from 1991 to
                                              1992; Assistant Treasurer of International
                                              Business Machines ("IBM") and Chief Investment
                                              Officer of IBM Retirement Funds from 1986
                                              to 1993; Member of the Investment Advisory
                                              Committee of the State of New York Common
                                              Retirement Fund since 1989; Member of the
                                              Investment Advisory Committee of the Howard
                                              Hughes Medical Institute from 1997 to 2000;
                                              Director, Duke University Management Company
                                              from 1992 to 2004, Vice Chairman thereof
                                              from 1998 to 2004 and Director Emeritus
                                              thereof since 2004; Director, LaSalle Street
                                              Fund from 1995 to 2001; Director, Kimco
                                              Realty Corporation since 1997; Member of
                                              the Investment Advisory Committee of the
                                              Virginia Retirement System since 1998 and
                                              Vice Chairman thereof since 2002; Director,
                                              Montpelier Foundation since 1998 and its Vice
                                              Chairman since 2000; Member of the Investment
                                              Committee of the Woodberry Forest School
                                              since 2000; Member of the Investment Committee
                                              of the National Trust for Historic Preservation
                                              since 2000.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Officers and Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees* (concluded)

Herbert I. London      Trustee      1992 to   John M. Olin Professor of Humanities, New     38 Funds       None
P.O. Box 9095                       present   York University since 1993 and Professor      55 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 65                                       since 1980; Dean, Gallatin Division of
                                              New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985; Director,
                                              Damon Corp. from 1991 to 1995; Overseer,
                                              Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo    Trustee      1999 to   Shareholder, Modrall, Sperling, Roehl,        38 Funds       None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; President,    55 Portfolios
Princeton,                                    American Bar Association from 1995 to
NJ 08543-9095                                 1996 and Member of the Board of Governors
Age: 62                                       thereof from 1994 to 1997; Shareholder,
                                              Poole, Kelly & Ramo, Attorneys at Law, P.C.
                                              from 1977 to 1993; Director of ECMC Group
                                              (service provider to students, schools and
                                              lenders) since 2001; Director, United New
                                              Mexico Bank (now Wells Fargo) from 1983 to
                                              1988; Director, First National Bank of New
                                              Mexico (now Wells Fargo) from 1975 to 1976;
                                              Vice President, American Law Institute since
                                              2004.


Robert S. Salomon, Jr. Trustee      2002 to   Principal of STI Management (investment       38 Funds       None
P.O. Box 9095                       present   adviser) since 1994; Chairman and CEO of      55 Portfolios
Princeton,                                    Salomon Brothers Asset Management from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 67                                       equity mutual funds from 1992 to 1995;
                                              regular columnist with Forbes Magazine
                                              from 1992 to 2002; Director of Stock
                                              Research and U.S. Equity Strategist at
                                              Salomon Brothers from 1975 to 1991; Trustee,
                                              Commonfund from 1980 to 2001.


Stephen B. Swensrud    Trustee      2002 to   Chairman of Fernwood Advisors Inc.            39 Funds       None
P.O. Box 9095                       present   (investment adviser) since 1996; Principal,   56 Portfolios
Princeton,                                    Fernwood Associates (financial consultants)
NJ 08543-9095                                 since 1975; Chairman of R.P.P. Corporation
Age: 71                                       (manufacturing company) since 1978; Director,
                                              International Mobile Communications,
                                              Incorporated (telecommunications) since
                                              1998.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Officers and Trustees (unaudited)(concluded)
                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and          and       and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011          Treasurer    1999 to   of MLIM and FAM 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 44                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 53


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 40


Robert D. Sneeden      Vice         1998 to   Vice President of MLIM since 1998.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 51


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compiance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Shares:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MYF


Andre F. Perold resigned as a Trustee of the Fund effective October 22, 2004.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD FLORIDA FUND, OCTOBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4)
Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -      Fiscal Year Ending October 31, 2004 - $25,000
                      Fiscal Year Ending October 31, 2003 - $25,000

(b) Audit-Related Fees -
                      Fiscal Year Ending October 31, 2004 - $3,000
                      Fiscal Year Ending October 31, 2003 - $5,600

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -        Fiscal Year Ending October 31, 2004 - $5,610
                      Fiscal Year Ending October 31, 2003 - $4,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -  Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending October 31, 2004 - $13,270,096
    Fiscal Year Ending October 31, 2003 - $18,737,552

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha
Joe Grills
Herbert I. London
Andre F. Perold (resigned as of October 1, 2004)
Roberta Cooper Ramo
Robert S. Solomon, Jr.
Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Florida Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Florida Fund


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Florida Fund


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Florida Fund


Date: December 13, 2004